ServiceNow Reports Second Quarter 2020 Financial Results

•ServiceNow achieves $4 billion subscription revenues annual run rate
•Subscription revenues of $1,016 million in Q2 2020, representing 30% year-over-year growth, 32% adjusted for constant currency
•40 transactions over $1 million, including two transactions over $10 million, in net new annual contract value in Q2 2020
•964 total customers with over $1 million in annual contract value

SANTA CLARA, Calif. - July 29, 2020 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its second quarter ended June 30, 2020, with subscription revenues of $1,016 million in Q2 2020, representing 30% year-over-year growth, 32% adjusted for constant currency.

During the quarter, ServiceNow closed 40 transactions with more than $1 million, including two transactions over $10 million, in net new annual contract value (ACV). The company now has 964 total customers with more than $1 million in ACV, representing 26% year-over-year growth in customers.

“ServiceNow is leading the workflow revolution, proven by our very strong Q2 results,” said ServiceNow CEO Bill McDermott. “Businesses need to rapidly digitize workflows to deliver great experiences for their customers, employees, and partners. We are the strategic workflow authority helping our customers solve once-in-a-generation challenges and capitalize on the immense opportunities of digital transformation. Every day we are manifesting our purpose — making the world of work, work better for people — on our journey to becoming the defining enterprise software company of the 21st century.”

“In Q2, we achieved our $4 billion revenues run rate milestone. We exceeded the high end of our subscription revenues and billings guidance, while continuing to drive margin expansion and strong free cash flow,” said ServiceNow CFO Gina Mastantuono. “Our best-in-class renewal rate remained at 97%, and customers continue to expand on the Now Platform, giving us conviction to raise our growth and profitability guidance for the year. I am confident in our ability to deliver our second half.”

During the quarter, ServiceNow continued rapid innovation delivering the capabilities customers need to protect revenue, improve productivity, and ensure business resilience. The company released the Safe Workplace apps and dashboard, designed to help make returning to the workplace work for everyone. This suite has now been downloaded by more than 550 organizations worldwide. ServiceNow also hosted its Knowledge 2020 Digital Experience – its largest ever, creating a global digital broadcast environment to engage nearly double the number of customers and partners from last year. ServiceNow’s core business remained very strong. With Now workflows on the Now Platform — the platform of platforms — ServiceNow is accelerating digital transformation for its customers by enabling the consumer-grade workflow experiences that are more important than ever for their employees and customers.

Second Quarter 2020 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the second quarter 2020:

	Second Quarter 2020 GAAP Results		Second Quarter 2020 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,016	30%			$1,027	32%
Professional services and other revenues	$55	5%			$56	6%
Total revenues	$1,071	28%			$1,083	30%

Subscription billings			$1,018	25%	$1,033	26%
Professional services and other billings			$61	13%	$62	14%
Total billings			$1,079	24%	$1,095	26%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$844	83%	$881	87%
Professional services and other gross profit (loss)	($6)	(10%)	$7	13%
Total gross profit	$838	78%	$888	83%
Income from operations	$62	6%	$295	28%
Net cash provided by operating activities	$368	34%
Free cash flow			$259	24%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$41	$0.21 / $0.20	$243	$1.27 / $1.23

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the third quarter 2020:

	Third Quarter 2020 GAAP Guidance		Third Quarter 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$1,055 - $1,060	26% - 27%			$1,055 - $1,060	26% - 27%
Subscription billings			$995 - $1,015	15% - 17%	$1,003 - $1,023	16% - 18%

				Margin (%)
Income from operations				22%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			199

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of June 30, 2020 for entities reporting in currencies other than U.S. Dollars.
(3)Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for full-year 2020:

	Full-Year 2020 GAAP Guidance		Full-Year 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$4,185 - $4,200	29%			$4,210 - $4,225	29% - 30%
Subscription billings			$4,660 - $4,700	23% - 24%	$4,702 - $4,742	24% - 25%

				Margin (%)
Subscription gross profit				86%
Income from operations				24%
Free cash flow				29.5%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			198

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates as of June 30, 2020 for entities reporting in currencies other than U.S. Dollars.
(3)Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

As with our previously issued full-year 2020 guidance dated April 29, 2020, our guidance factors in assumptions regarding the expected impacts of COVID-19 on our business. This assumes that generally the most significant headwinds would occur in the second and third quarter of 2020, that there will be uncertainty around new business, renewal timing or billings terms, particularly with customers in industries highly affected by COVID-19, and that these economic conditions could persist throughout the remainder of the year. These assumptions are based on information available to us today. Significant variation from these assumptions could cause us to modify our guidance higher or lower.

The following table compares our updated full-year 2020 guidance against our previously issued full-year 2020 guidance dated April 29, 2020:

	Comparison of Updated Full-Year 2020 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$4,135	$19	$0	$39	$4,193

Non-GAAP subscription billings(6)	$4,630	$22	$0	$28	$4,680

(1)Numbers rounded for presentation purposes.
(2)Refers to previously issued full-year 2020 guidance dated April 29, 2020.
(3)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates in effect at the end of the current quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q2 2020 actual results and the rates as of March 31, 2020 assumed in our previously issued guidance dated April 29, 2020 plus (ii) the impact of the difference between the exchange rates in effect as of June 30, 2020 assumed in our updated full-year 2020 guidance, and the rates as of March 31, 2020 assumed in our previously issued guidance dated April 29, 2020.
(4)Represents the impact of billings greater than 12 months in excess of guidance assumptions.
(5)Represents the updated full-year 2020 guidance presented in the table above.
(6)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on July 29, 2020. Interested parties may listen to the call by dialing (833) 513-0567 (Passcode: 3395375), or if outside North America, by dialing (236) 714-2186 (Passcode: 3395375). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/2399486/795C3DADBA1B185511D571A263A6CCAE

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585-8367 (Passcode: 3395375), or if outside North America, by dialing (416) 621-4642 (Passcode: 3395375).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.8899 Euros and 1 USD to 0.7781 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q2 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.9083 Euros and 1 USD to 0.8059 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the impact and duration of the health impact of COVID-19 and the economic impact of safety measures to mitigate its impact, including the effectiveness, extent and duration of efforts to limit the spread and impact of the disease, such as “shelter in place” and similar government directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements, particularly our guidance, involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the continued impact of COVID-19 on our customers’ purchasing decisions and the length of our sales cycles, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended June 30, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2019.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2020 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenues:
Subscription	$1,015,528	$780,989	$2,010,230	$1,520,975
Professional services and other	55,314	52,915	106,952	101,855
Total revenues	1,070,842	833,904	2,117,182	1,622,830
Cost of revenues (1):
Subscription	171,934	135,479	331,655	262,068
Professional services and other	61,005	62,668	124,650	122,331
Total cost of revenues	232,939	198,147	456,305	384,399
Gross profit	837,903	635,757	1,660,877	1,238,431
Operating expenses (1):
Sales and marketing	426,519	393,895	867,753	755,304
Research and development	245,081	183,420	471,738	355,942
General and administrative	104,037	85,442	209,785	169,898
Total operating expenses	775,637	662,757	1,549,276	1,281,144
Income (loss) from operations	62,266	(27,000)	111,601	(42,713)
Interest expense	(8,488)	(8,269)	(17,058)	(16,437)
Interest income and other income, net	8,252	18,954	15,849	31,379
Income (loss) before income taxes	62,030	(16,315)	110,392	(27,771)
Provision for (benefit from) income taxes	21,264	(5,236)	21,395	(15,147)
Net income (loss)	$40,766	$(11,079)	$88,997	$(12,624)
Net income (loss) per share - basic	$0.21	$(0.06)	$0.47	$(0.07)
Net income (loss) per share - diluted	$0.20	$(0.06)	$0.44	$(0.07)
Weighted-average shares used to compute net income (loss) per share - basic	191,319	186,678	190,731	184,419
Weighted-average shares used to compute net income (loss) per share - diluted	201,453	186,678	200,843	184,419

(1)Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cost of revenues:
Subscription	$24,960	$19,117	$46,484	$35,139
Professional services and other	12,791	10,951	24,803	20,882
Operating expenses:
Sales and marketing	78,967	69,229	149,127	131,359
Research and development	70,163	50,041	129,066	93,623
General and administrative	29,959	22,422	55,645	48,207

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$837,309	$775,778
Short-term investments	1,505,362	915,317
Accounts receivable, net	631,992	835,279
Current portion of deferred commissions	191,877	175,039
Prepaid expenses and other current assets	170,582	125,488
Total current assets	3,337,122	2,826,901
Deferred commissions, less current portion	355,684	333,448
Long-term investments	776,807	1,013,332
Property and equipment, net	547,253	468,085
Operating lease right-of-use assets	463,220	402,428
Intangible assets, net	163,857	143,850
Goodwill	211,416	156,756
Deferred tax assets	594,155	599,633
Other assets	71,795	77,997
Total assets	$6,521,309	$6,022,430
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$85,757	$52,960
Accrued expenses and other current liabilities	446,653	461,403
Current portion of deferred revenue	2,250,719	2,185,754
Current portion of operating lease liabilities	65,742	52,668
Total current liabilities	2,848,871	2,752,785
Deferred revenue, less current portion	31,399	40,038
Operating lease liabilities, less current portion	436,499	383,221
Convertible senior notes, net	696,123	694,981
Other long-term liabilities	29,611	23,464
Stockholders’ equity	2,478,806	2,127,941
Total liabilities and stockholders’ equity	$6,521,309	$6,022,430

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cash flows from operating activities:
Net income (loss)	$40,766	$(11,079)	$88,997	$(12,624)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	82,390	60,328	158,628	115,777
Amortization of deferred commissions	51,734	39,974	101,215	79,531
Amortization of debt discount and issuance costs	8,488	8,269	17,058	16,437
Stock-based compensation	216,840	171,760	405,125	329,210
Deferred income taxes	(1,650)	(1,593)	(3,177)	(3,073)
Repayments of convertible senior notes attributable to debt discount	(1,693)	—	(1,975)	—
Unrealized gains on non-marketable equity securities	(2,007)	(2,932)	(1,944)	(2,932)
Other	(906)	(1,115)	1,302	(391)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(8,774)	(79,751)	200,015	71,354
Deferred commissions	(73,184)	(50,595)	(143,981)	(97,194)
Prepaid expenses and other assets	(12,038)	5,176	(32,429)	(28,483)
Accounts payable	16,645	18,531	37,324	25,093
Deferred revenue	9,401	38,820	69,248	100,190
Accrued expenses and other liabilities	42,042	47,942	(35,784)	11,688
Net cash provided by operating activities	368,054	243,735	859,622	604,583
Cash flows from investing activities:
Purchases of property and equipment	(110,464)	(49,896)	(193,671)	(97,020)
Business combinations, net of cash acquired	—	—	(82,948)	—
Purchases of intangibles	(6,500)	(36,160)	(6,500)	(36,160)
Purchases of investments	(579,919)	(361,859)	(1,107,738)	(800,641)
Sales and maturities of investments	452,824	245,433	765,384	508,318
Realized gains (losses) on derivatives not designated as hedging instruments, net	984	(35)	(2,636)	22,113
Net cash used in investing activities	(243,075)	(202,517)	(628,109)	(403,390)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(13,502)	—	(15,738)	—
Proceeds from employee stock plans	24,148	10,207	91,056	63,300
Taxes paid related to net share settlement of equity awards	(112,857)	(108,126)	(238,557)	(247,619)
Net cash used in financing activities	(102,211)	(97,919)	(163,239)	(184,319)
Foreign currency effect on cash, cash equivalents and restricted cash	5,787	207	(4,862)	1,286
Net increase (decrease) in cash, cash equivalents and restricted cash	28,555	(56,494)	63,412	18,160
Cash, cash equivalents and restricted cash at beginning of period	812,848	643,192	777,991	568,538
Cash, cash equivalents and restricted cash at end of period	$841,403	$586,698	$841,403	$586,698

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	Growth Rates	June 30, 2020	June 30, 2019	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,015,528	$780,989	30%	$2,010,230	$1,520,975	32%
Effects of foreign currency rate fluctuations	11,531			23,106
Non-GAAP adjusted subscription revenues(1)	$1,027,059		32%	$2,033,336		34%

Subscription billings:
GAAP subscription revenues	$1,015,528	$780,989	30%	$2,010,230	$1,520,975	32%
Change in subscription deferred revenue, unbilled receivables and customer deposits	2,704	35,915		63,061	105,526
Non-GAAP subscription billings	1,018,232	816,904	25%	2,073,291	1,626,501	27%
Effects of foreign currency rate fluctuations	12,121			23,904
Effects of fluctuations in billings duration	2,774			899
Non-GAAP adjusted subscription billings(2)	$1,033,127		26%	$2,098,094		29%

Professional services and other revenues:
GAAP professional services and other revenues	$55,314	$52,915	5%	$106,952	$101,855	5%
Effects of foreign currency rate fluctuations	720			1,639
Non-GAAP adjusted professional service and other revenues(1)	$56,034		6%	$108,591		7%

Professional services and other billings:
GAAP professional services and other revenues	$55,314	$52,915	5%	$106,952	$101,855	5%
Change in professional services and other deferred revenue	5,670	1,196		2,163	190
Non-GAAP professional services and other billings	60,984	54,111	13%	109,115	102,045	7%
Effects of foreign currency rate fluctuations	720			1,639
Non-GAAP adjusted professional services and other billings(2)	$61,704		14%	$110,754		9%

Total revenues:
GAAP total revenues	$1,070,842	$833,904	28%	$2,117,182	$1,622,830	30%
Effects of foreign currency rate fluctuations	12,251			24,745
Non-GAAP adjusted total revenues(1)	$1,083,093		30%	$2,141,927		32%

Total billings:
GAAP total revenues	$1,070,842	$833,904	28%	$2,117,182	$1,622,830	30%
Change in total deferred revenue, unbilled receivables and customer deposits	8,374	37,111		65,224	105,716
Non-GAAP total billings	1,079,216	871,015	24%	2,182,406	1,728,546	26%
Effects of foreign currency rate fluctuations	12,841			25,543
Effects of fluctuations in billings duration	2,774			899
Non-GAAP adjusted total billings(2)	$1,094,831		26%	$2,208,848		28%

Cost of revenues:
GAAP subscription cost of revenues	$171,934	$135,479		$331,655	$262,068
Stock-based compensation	(24,960)	(19,117)		(46,484)	(35,139)
Amortization of purchased intangibles	(11,998)	(5,614)		(18,854)	(10,314)
Non-GAAP subscription cost of revenues	$134,976	$110,748		$266,317	$216,615

GAAP professional services and other cost of revenues	$61,005	$62,668		$124,650	$122,331
Stock-based compensation	(12,791)	(10,951)		(24,803)	(20,882)
Non-GAAP professional services and other cost of revenues	$48,214	$51,717		$99,847	$101,449

Gross profit (loss):
GAAP subscription gross profit	$843,594	$645,510		$1,678,575	$1,258,907
Stock-based compensation	24,960	19,117		46,484	35,139
Amortization of purchased intangibles	11,998	5,614		18,854	10,314
Non-GAAP subscription gross profit	$880,552	$670,241		$1,743,913	$1,304,360

GAAP professional services and other gross loss	$(5,691)	$(9,753)		$(17,698)	$(20,476)
Stock-based compensation	12,791	10,951		24,803	20,882
Non-GAAP professional services and other gross profit	$7,100	$1,198		$7,105	$406

GAAP gross profit	$837,903	$635,757		$1,660,877	$1,238,431
Stock-based compensation	37,751	30,068		71,287	56,021
Amortization of purchased intangibles	11,998	5,614		18,854	10,314
Non-GAAP gross profit	$887,652	$671,439		$1,751,018	$1,304,766

Gross margin:
GAAP subscription gross margin	83%	83%		84%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	2%	1%		1%	1%
Non-GAAP subscription gross margin	87%	86%		87%	86%

GAAP professional services and other gross margin	(10%)	(18%)		(17%)	(20%)
Stock-based compensation as % of professional services and other revenues	23%	20%		24%	20%
Non-GAAP professional services and other gross margin	13%	2%		7%	0%

GAAP gross margin	78%	76%		78%	76%
Stock-based compensation as % of total revenues	4%	4%		4%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	83%	81%		83%	80%

Operating expenses:
GAAP sales and marketing expenses	$426,519	$393,895		$867,753	$755,304
Stock-based compensation	(78,967)	(69,229)		(149,127)	(131,359)
Amortization of purchased intangibles	(311)	—		(622)	—
Non-GAAP sales and marketing expenses	$347,241	$324,666		$718,004	$623,945

GAAP research and development expenses	$245,081	$183,420		$471,738	$355,942
Stock-based compensation	(70,163)	(50,041)		(129,066)	(93,623)
Amortization of purchased intangibles	(455)	(455)		(910)	(910)
Non-GAAP research and development expenses	$174,463	$132,924		$341,762	$261,409

GAAP general and administrative expenses	$104,037	$85,442		$209,785	$169,898
Stock-based compensation	(29,959)	(22,422)		(55,645)	(48,207)
Amortization of purchased intangibles	(1,939)	(1,950)		(4,632)	(3,837)
Business combination and other related costs	(1,186)	(173)		(4,061)	(146)
Non-GAAP general and administrative expenses	$70,953	$60,897		$145,447	$117,708

GAAP total operating expenses	$775,637	$662,757		$1,549,276	$1,281,144
Stock-based compensation	(179,089)	(141,692)		(333,838)	(273,189)
Amortization of purchased intangibles	(2,705)	(2,405)		(6,164)	(4,747)
Business combination and other related costs	(1,186)	(173)		(4,061)	(146)
Non-GAAP total operating expenses	$592,657	$518,487		$1,205,213	$1,003,062

Income (loss) from operations:
GAAP income (loss) from operations	$62,266	$(27,000)		$111,601	$(42,713)
Stock-based compensation	216,840	171,760		405,125	329,210
Amortization of purchased intangibles	14,703	8,019		25,018	15,061
Business combination and other related costs	1,186	173		4,061	146
Non-GAAP income from operations	$294,995	$152,952		$545,805	$301,704

Operating margin:
GAAP operating margin	6%	(3%)		5%	(3%)
Stock-based compensation as % of total revenues	20%	21%		19%	20%
Amortization of purchased intangibles as % of total revenues	2%	0%		2%	2%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	28%	18%		26%	19%

Net income (loss):
GAAP net income (loss)	$40,766	$(11,079)		$88,997	$(12,624)
Stock-based compensation	216,840	171,760		405,125	329,210
Amortization of purchased intangibles	14,703	8,019		25,018	15,061
Business combination and other related costs	1,186	173		4,061	146
Amortization of debt discount and issuance costs for the convertible senior notes	8,488	8,269		17,058	16,437
Loss on early note conversions	817	—		907	—
Income tax expense effects related to the above adjustments	(39,549)	(39,617)		(91,117)	(81,763)
Non-GAAP net income	$243,251	$137,525		$450,049	$266,467

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.21	$(0.06)		$0.47	$(0.07)
GAAP net income (loss) per share - diluted	$0.20	$(0.06)		$0.44	$(0.07)
Non-GAAP net income per share - basic	$1.27	$0.74		$2.36	$1.44
Non-GAAP net income per share - diluted	$1.23	$0.71		$2.28	$1.38

GAAP weighted-average shares used to compute net income (loss) per share - basic	191,319	186,678		190,731	184,419

GAAP weighted-average shares used to compute net income (loss) per share - diluted	201,453	186,678		200,843	184,419
Effects of dilutive time-based stock awards(3)	—	6,100		—	6,199
Effects of in-the-money portion of convertible senior notes(3)	(3,510)	—		(3,414)	—
Effects of warrants(3)	—	1,584		—	2,617
Effects of stock awards with performance conditions not yet satisfied(3)	19	100		1	43
Non-GAAP weighted-average shares used to compute net income per share - diluted	197,962	194,462		197,430	193,278

Free cash flow:
GAAP net cash provided by operating activities	$368,054	$243,735		$859,622	$604,583
Purchases of property and equipment	(110,464)	(49,896)		(193,671)	(97,020)
Repayments of convertible senior notes attributable to debt discount	1,693	—		1,975	—
Non-GAAP free cash flow	$259,283	$193,839		$667,926	$507,563

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	34%	29%		41%	37%
Purchases of property and equipment as % of total revenues	(10%)	(6%)		(9%)	(6%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%	—%		0%	—%
Non-GAAP free cash flow margin	24%	23%		32%	31%

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2020. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended June 30, 2020. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	September 30, 2020	September 30, 2019(3)	Growth Rates

GAAP subscription revenues	$1,055 - $1,060 million	$835 million	26% - 27%

Effects of foreign currency rate fluctuations	NM(5)

Non-GAAP adjusted subscription revenues(1)	$1,055 - $1,060 million		26% - 27%

GAAP subscription revenues	$1,055 - $1,060 million	$835 million	26% - 27%

Change in subscription deferred revenue, unbilled receivables and customer deposits	(60) - (45) million	$29 million

Non-GAAP subscription billings	$995 - $1,015 million	$864 million	15% - 17%

Effects of foreign currency rate fluctuations	NM(5)

Effects of fluctuations in billings duration	8 million

Non-GAAP adjusted subscription billings(2)	$1,003 - $1,023 million		16% - 18%

GAAP operating margin	1%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	22%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(4)	(4) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	199 million

	Twelve Months Ended
	December 31, 2020	December 31, 2019(3)	Growth Rates

GAAP subscription revenues	$4,185 - $4,200 million	$3,255 million	29%

Effects of foreign currency rate fluctuations	25 million

Non-GAAP adjusted subscription revenues(1)	$4,210 - $4,225 million		29% - 30%

GAAP subscription revenues	$4,185 - $4,200 million	$3,255 million	29%

Change in subscription deferred revenue, unbilled receivables and customer deposits	475 - 500 million	533 million

Non-GAAP subscription billings	$4,660 - $4,700 million	$3,788 million	23% - 24%

Effects of foreign currency rate fluctuations	28 million

Effects of fluctuations in billings duration	14 million

Non-GAAP adjusted subscription billings(2)	$4,702 - $4,742 million		24% - 25%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	4%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	24%

GAAP net cash provided by operating activities as % of total revenues	37.5%

Purchases of property and equipment as % of total revenues	(8%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Non-GAAP free cash flow margin	29.5%

GAAP weighted-average shares used to compute net income per share - diluted	201 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	198 million

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.
(4)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.
(5)NM - Not meaningful.